UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2023

Date of reporting period:  09/30/2023

Item 1. Reports to Stockholders.

(a)

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund

Annual Report
September 30, 2023

Intrepid Capital Fund

October 1, 2023
Mark Travis, President/C.E.O

PERFORMANCE
	Total Return as of September 30, 2023
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Capital Fund – Inv.	01/03/05	0.93%	7.35%	12.67%
Intrepid Capital Fund – Inst.	04/30/10	0.96%	7.43%	12.85%
BBC Combined 1-5Yr		-1.86%	8.39%	13.94%
S&P 500 Index		-3.27%	13.07%	21.62%

	Average Annualized Total Returns
	as of September 30, 2023
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Capital Fund – Inv.	6.65%	1.77%	3.15%	5.12%
Intrepid Capital Fund – Inst.	6.89%	2.00%	3.40%	4.69%
BBC Combined 1-5Yr	5.63%	6.76%	7.75%	6.67%^
S&P 500 Index	10.15%	9.92%	11.91%	9.17%^

^
Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the BBC Combined 1-5Yr Index is 8.05% and S&P 500 Index is 12.23%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2023, the annual operating expense (gross) for the Intrepid Capital Fund-Investor Share Class is 1.92% and for the Intrepid Capital Fund-Institutional Share Class is 1.67%. The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2024, such that the total operating expense (net) for the Capital Fund-Investor Share Class is 1.40% and for the Capital Fund-Institutional Share Class is 1.15%.

Intrepid Capital Fund

October 1, 2023

“The first rule of compounding is to never interrupt it unnecessarily.”
Charlie Munger
Dear Fellow Shareholders,

The quote above is one rule of wisdom from the Buffett/Munger Duo at Berkshire Hathaway that I have tried to implement – both personally and as your  Portfolio Manager – knowing that both human emotion as well as Wall Street’s penchant “for a trade” are working against me in that pursuit.

I am currently reading “How to Invest” By David Rubenstein, co-founder of the Carlyle Group.

The book is a compendium of interviews from investors of all stripes. In one interview he is speaking to Mary Erdes, head of private banking at JP Morgan. She notes some market performance (keep in mind the interview was in 2021) that says the balanced mix of stocks and bonds had an average return on 6.5% over the last 30 years, but unfortunately the average investor had only earned less than half of that (~3%). We have seen similar outcomes from Dalbar and Associates which publishes an annual study of investor behavior in the mutual fund business. This is the proverbial “buy high, sell low”, unfortunately!

I feel certain you have seen the ubiquitous Progressive Insurance ads where the instructor is showing classroom attendees how to not be their parents. My personal favorite is when his group is heading into a pro football game. They are in a parking lot, and the collective concern is “how will we remember where we parked” and “when can we leave the game”? I am sure my kids can relate when we attend a Jaguars game together! The collective message is “Don’t Be That Guy/Gal” or in the case of the ad “Don’t be your Parents”. In my case, it’s too late! The analogy here is don’t let your emotions get the best of you and sell when the current outlook is bleak or fear overcomes you. Easier said than done, I know!

This all comes to mind as we are suffering through some difficult months in the last quarter as the Fed tries to engineer a soft landing and Treasury rates continue to rise in the face of persistent strength in the Consumer Price Index (CPI). The benchmark 10 year Treasury now yields more than 4.50%, which presents a drag on values of stocks and bonds as cash flows to be delivered far into the future are worth less with a higher discount rate. Please keep in mind, to use the Federal Reserve refrain,  that “rate increases have a lagging and variable effect on the economy.” Wow, that was insightful!

The good news now for investors is compounding hasn’t been this easy (if it ever really was!) as the Fed engineered increases of a greater-than-5% short term rate, which has brought the bond market with it in terms of currently available yields – many of which we haven’t seen since before the Great Financial Crisis (GFC) of

Intrepid Capital Fund

2008. That being said, there has been tremendous pain for bond investors getting to this point. I sarcastically commented this time 3 years ago that “bond investors are getting return-free risk” as the Fed Reserve Quantitative Easing (QE) brought short term rates to 0.25% and dragged down long term rates as well. To wit: the 1.25% Treasury bonds due May 15, 2050 are quoted at $48.18, less than half of their offer price just over three years ago. That is the risk I was referring to!

Please keep in mind the Intrepid Capital Fund has been devoted to short term corporate bonds since inception of the Fund, with generally a third of the Fund devoted to this asset class. The good news is we are now rewarded as a lender in this part of our portfolio. I refer to this as “an equity surrogate return” as short duration bonds we seek now offer yields similar to long term equity returns (9-11%).

I am pleased to say the Fund closed out the fiscal year ended September 30th, with a solid 12.67% return. This message to stay invested is easier to say than do, I realize, particularly after a difficult August and September this year. Although October is more famous as a difficult month, I think statistically September may have it beat.

Top Ten Holdings	(% of Net Assets)

Trulieve Cannabis Corp., 10/06/2026 8.000%	3.9%
Berkshire Hathaway – Class B	3.8%
FRP Holdings Inc.	3.7%
The TJX Companies, Inc.	3.6%
Jefferies Financial Group, Inc.	3.5%
Copart, Inc.	3.5%
Becle SAB de CV	3.5%
QVC, Inc., 04/01/2024, 4.850%	3.4%
Alphabet Inc – Class A	3.4%
Take-Two Interactive Software, Inc.	3.3%

Top ten holdings are as of September 30, 2023. Fund holdings are subject to change and are not recommendations to buy or sell any security.

I do recognize there is plenty for one to worry about, such as a possible government shutdown, mortgages at 7.75%, oil at $94/barrel, gas approaching $4/gallon, student loan repayment restarts, a looming Presidential election, war in Ukraine, etc. etc. To close I leave you with one more Charlie Munger quote: “The Big Money is not in the buying or selling, but in the waiting.”

I will be here waiting! Waiting for shares in businesses where our interests are aligned with management who often own a large stake in the company they founded (or are family members of founders), along with the types of bonds I described above.

Thank you for your continued support, if there is anything we can do to serve you better, please don’t hesitate to call.

Top Contributors in Q2 2023	Top Detractors in Q2 2023
Civitas Resources (CIVI)	Atento, 02/10/2026, 8%
Trulieve Cannabis, 10/06/2026, 8%	Dollar General (DG)
Alphabet – Class A (GOOGL)	Live Nation (LYV)

Intrepid Capital Fund

Top Contributors in Fiscal 2023	Top Detractors in Fiscal 2023
Civitas Resources (CIVI)	Atento, 02/10/2026, 8%
Copart (CPRT)	Dollar General (DG)
Alphabet – Class A (GOOGL)	CVS Health (CVS)

All the best,

Mark F. Travis
Intrepid Capital Fund Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Must be preceded or accompanied by a current prospectus.

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bloomberg US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  The Bloomberg (BBC) Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Bloomberg US Government/Credit 1-5 Yr Index. You cannot invest directly in an index.

The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers.

Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Small Cap Fund

October 1, 2023
	Matt Parker, CFA, CPA Small Cap Fund Co-Portfolio Manager	Joe Van Cavage, CFA Small Cap Fund Co-Portfolio Manager

PERFORMANCE
	Total Return as of September 30, 2023
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Small Cap Fund – Inv.	10/03/05	-3.58%	4.29%	12.88%
Intrepid Small Cap Fund – Inst.	11/03/09	-3.53%	4.42%	13.04%
Morningstar Small Cap Index		-4.56%	5.71%	14.22%

	Average Annualized Total Returns
	as of September 30, 2023
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Small Cap Fund – Inv.	2.27%	1.91%	1.66%	5.88%
Intrepid Small Cap Fund – Inst.	2.42%	2.11%	1.88%	4.42%
Morningstar Small Cap Index	9.01%	3.40%	7.06%	7.67%^

^	Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the Morningstar Small Cap Index is 10.52%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2023, the annual operating expense (gross) for the Intrepid Small Cap Fund-Investor Share Class is 1.77% and for the Intrepid Small Cap Fund-Institutional Share Class is 1.51%. The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2024, such that the total operating expense (net) for the Small Cap Fund-Investor Share Class is 1.30% and the Small Cap Fund-Institutional Share Class is 1.15%.

Intrepid Small Cap Fund

October 1, 2023

Dear Fellow Shareholders

The third quarter of 2023 began with a carryover of the benign market environment that we wrote about last quarter.  Despite a steady rise in interest rates, volatility remained subdued and small cap stocks marched higher, with the Russell 2000 returning over 6% in July.

Conditions in August and September, however, were much more volatile.  Oil prices and long-term interest rates screamed higher, with the 10-year treasury reaching its highest level since 2007.  Small caps tumbled, reversing their July gains and ending the quarter down -5.1% (as measured by Russell 2000).

The surge in interest rates later in the quarter remains front and center on investors’ minds.  Unlike similar treasury selloffs we saw in 2022, however, this spike in rates came when headline inflation was much lower.  Now investors are wondering (1) if higher rates are here to stay and (2) if so, can the economy and asset prices can digest them without much pain.  Predictions vary, but confidence does not (reminding us of the old phrase “often wrong, never in doubt”).

Some argue that rate increases are explained by a healthy acceleration of economic expansion, pointing to metrics like real wage growth and low unemployment.  These optimists tend to believe stock prices are well supported and can move higher.  On the other hand, some bears blame a supply/demand mismatch in the treasury issuance market and point to an unsustainable fiscal deficit (return of the bond vigilantes?).  They believe rates are poised to move higher and stocks to move lower.  Others say that this is simply a return to a more normal interest rate environment after a central bank driven historical anomaly for much of the last decade.

We’re thankful that our investment process doesn’t require us to diagnose every wiggle in the treasury market or predict where rates will go next.  However, we prefer to err on the side of caution and invest as if rates will remain higher instead of wagering that we’re on the brink of a return to the loose money policy that defined the last decade.  That means constructing a portfolio of businesses with strong balance sheets that aren’t dependent on the debt markets to keep them afloat.

The Intrepid Small Cap Fund (“the Fund”) returned -3.53% during the quarter, slightly outperforming the -4.56% return of its benchmark Morningstar US Small Cap Index.  For the Fund’s fiscal year ended September 20, 2023, it returned 13.04% versus 14.22% for its benchmark.  As value investors focused on downside protection, we sometimes say that we aim to participate in bull markets and protect in bear markets.  While we aren’t happy to trail our benchmark, we are reasonably pleased to have captured over 90% of the upside in what was a strong last twelve months for small caps.

The Fund’s relative performance this quarter was also a tale of two halves.  It lagged small cap indices by a wide margin when small caps rallied in the beginning of the quarter, before outperforming by an even wider margin as stocks fell later in the

Intrepid Small Cap Fund

quarter.  We normally expect a healthy amount of tracking error vs our benchmark given the concentrated nature of our holdings.  While this was abnormally high even by our standards, it is not the result of any major changes to the portfolio.

The three largest contributors to the Fund’s performance for the quarter were Fabrinet (FN), Park Aerospace (PKE) and Civitas Resources (CIVI).  The three largest detractors were Silicom (SILC), IAC Interactive (IAC) and Valvoline (VVV).  We continue to own each of these detractors and believe that the selloffs during the quarter were due to temporary issues rather than deterioration in long-term fundamentals.

Top Ten Holdings	(% of Net Assets)

WNS Holdings Ltd. – ADR	5.6%
Becle SAB de CV	5.4%
Park Aerospace Corp.	5.3%
Dropbox Inc. – Class A	5.3%
FRP Holdings, Inc.	5.3%
Franklin Covey Co.	4.9%
Dropbox Inc. – Class A	4.5%
Skechers USA Inc. – Class A	4.5%
Silicom Ltd.	4.4%
Acuity Brands, Inc.	3.9%

Top ten holdings are as of September 30, 2023. Fund holdings are subject to change and are not recommendations to buy or sell any security.

For the fiscal year ended September 30, the three largest contributors were Fabrinet, Civitas Resources and Skechers (SKX), and the three largest detractors were Silicom, Pagseguro (PAGS) and WNS Holdings (WNS).

Trading activity has been higher than normal in the last several weeks as market volatility has picked up.  In general, you should expect us to be more active in choppy markets as it’s more likely there will be dislocations from our fair value estimates.

We think the Fund is positioned well in the event that credit markets continue to tighten.  As we look forward to a potentially more volatile market in upcoming quarters, our game plan remains the same as it has in similar periods of market stress:

1)
Prioritize strong balance sheets – Security selection will emphasize businesses that can comfortably withstand a higher rate environment.  This is not to say that we wouldn’t buy any company that had meaningful debt, but instead, that the discounts we will require to own these businesses will be greater.

2)
Maintain cash buffer – The fund will hold a 5-10% position in cash (or short-term money market instruments) to serve as dry powder that can be deployed into attractive opportunities should markets draw down.

3)	Capitalize on volatility – Continue to use bouts of volatility to our advantage by adding exposure to stocks that become more attractive and trimming from those that become less attractive.

In the context of a macroeconomy that seems highly uncertain, we find it helpful to stay focused on the dozens of businesses that we understand extremely well.  We believe our simple strategy of investing in good businesses at good prices should produce attractive results over full market cycles, which eliminates the need for us to constantly change our approach as the winds shift.

Intrepid Small Cap Fund

If you have any questions or would like to discuss any of our holdings in more detail, please don’t hesitate to give us a call.

Top Contributors in Q3 2023	Top Detractors in Q3 2023
Fabrinet (FN)	Silicom Ltd. (SILC)
Park Aerospace (PKE)	IAC Interactive (IAC)
Civitas Resources (CIVI)	Valvoline (VVV)

Top Contributors in Fiscal Year 2023	Top Detractors in Fiscal Year 2023
Fabrinet (FN)	Silicom Ltd. (SILC)
Civitas Resources (CIVI)	Pagseguro Digital – Class A (PAGS)
Skechers USA – Class A (SKX)	WNS Holdings – ADR (WNS)

Thank you for your investment.

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Intrepid Small Cap Fund	Intrepid Small Cap Fund
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Must be preceded or accompanied by a current prospectus.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. You cannot invest directly in an index.

The Russell 2000 Index is a market index comprised of 2,000 small-cap companies.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

October 1, 2023
	Mark Travis, President/C.E.O. Income Fund Co-Portfolio Manager	Hunter Hayes, CFA Income Fund Co-Portfolio Manager

PERFORMANCE
	Total Return as of September 30, 2023
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Income Fund – Inst.^	08/16/10	2.27%	6.26%	8.06%
Bloomberg USGov/Cred 1-5Y		0.21%	1.40%	2.62%
Bloomberg US Agg Bond Index		-3.23%	-1.21%	0.64%
ICE BofAML US Corporate Index		-2.70%	0.45%	3.99%
ICE BofAML High Yield Index		0.53%	5.98%	10.19%

	Average Annualized Total Returns
	as of September 30, 2023
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Income Fund – Inst.^	6.74%	5.10%	3.75%	4.13%
Bloomberg USGov/Cred 1-5Y	-1.62%	1.14%	1.10%	2.17%
Bloomberg US Agg Bond Index	-5.21%	0.10%	1.13%	2.73%
ICE BofAML US Corporate Index	-4.67%	1.07%	2.30%	3.82%
ICE BofAML High Yield Index	1.82%	2.80%	4.16%	5.78%

^
Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010. Performance shown prior to August 16, 2010 (Since Inception) reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

Effective January 31, 2014, the Investor Class shares of the Fund were closed, and any outstanding Investor Class shares were converted into Institutional Class shares.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Intrepid Income Fund

Per the Prospectus dated January 31, 2023, the annual operating expense (gross) for the Intrepid Income Fund-Institutional Share Class is 0.98%. The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2024 such that total operating expense (net) for the Income Fund-Institutional Share Class is 0.91%.

30-Day Subsidized SEC Yield: 9.64%; 30-Day Unsubsidized SEC Yield: 9.32%

October 1, 2023

“After a certain high level of technical skill is achieved, science and art tend to coalesce in esthetics, plasticity, and form. The greatest scientists are always artists as well”
~ Albert Einstein

Dear Fellow Shareholders,

I recently learned that certain metal objects, even after being significantly distorted, will revert to their original shape once heat is applied.  These objects are usually composed of a shape-memory alloy, which is also referred to as “smart metal.”  If you don’t believe me, you can look up videos on YouTube of unrecognizable paperclips returning back to their original shapes over hot stovetops.

At Intrepid, we think the market is composed of smart metal, too.  Even after periods of significant distortion, once enough heat is applied, securities bend back towards their intrinsic values.  Some security prices have been distorted for so long, we believe that market participants have been hypnotized into forgetting what their true shapes even look like.  Central banks have enabled this hypnosis through a combination of money printing and artificially low rates.

Top Ten Holdings	(% of Net Assets)

Cimpress PLC., 06/15/2026, 7.000%	4.3%
Opnet S.P .A FRN., 02/09/2026, 9.804%	3.8%
QVC, Inc., 04/01/2024, 4.850%	3.5%
Abercrombie & Fitch., 07/15/2025, 8.750%	3.3%
WildBrain Ltd., 09/30/2024, 5.875%	3.1%
Turning Point Brands, Inc., 02/15/2026, 5.625%	3.0%
Fiserv, Inc., 10/01/2023, 3.800%	3.0%
ANGI Group LLOC, 08/15/2028, 3.875%	2.7%
WASH Multifamily, 04/15/2026, 5.750%	2.6%
Trulieve Cannabis Corp., 10/06/2026 8.000%	2.5%

Top ten holdings are as of September 30, 2023. Fund holdings are subject to change and are not recommendations to buy or sell any security.

As we wrote in our commentary this time last year, we believe that the value of a security is the present value of its future cash flows.  The heat from higher rates and quantitative tightening is finally starting to bring sanity back to valuations and bend things into place.  In the fixed income world, which tends to fancy itself a “relative value” asset class, this has been felt, quite viscerally, by so-called core bond investors who were cajoled into reaching for yield by extending duration.  This strategy worked phenomenally well from the early 1980s until a couple of years ago, with rates declining steadily for decades.  However, we believe that blindly reaching for high-quality duration will not necessarily be a winning strategy for the next few years.

Intrepid Income Fund

There has been a paradigm shift.  Credit picking matters again, and we believe the Federal Reserve may be forced into letting creative destruction run its course to avoid runaway inflation and maintain credibility. Although this may lead to nice relief rallies for longer-duration debt, we are skeptical that there will be anything like the rallies of the previous few decades.

In this environment, we think there is a tremendous potential for fixed income investors to earn equity-like returns without equity-like risk. We believe that value will continue to shift from equity-accretive activities to debt servicing as interest costs continue to stay high.  And we believe that by keeping duration limited, and not reaching for yield by taking on heaps of credit risk, fixed income investors can maintain optionality and nimbleness for a variety of scenarios.  In short, we feel like we can have our cake and eat it, too, by continuing to focus on creditworthy, short-duration bonds and loans.

Shifting to performance, the Intrepid Income Fund (the “Fund”) returned 2.27% for the quarter ended September 30, 2023.  Our primary focus remains on deploying capital in a disciplined way during these uncertain times in the economy and capital markets.

Fixed income indices continued to diverge.  The duration-heavy Bloomberg US Aggregate Bond Index took more lumps, returning -3.23% for the quarter ended September 30, 2023 on the back of higher interest rates.  Similarly, the ICE BofAML US Corporate Index (the “Corporate Index”) returned -2.70% over the same period.  Riskier debt rallied, somewhat meagerly against the strain of higher rates, with the ICE BofAML High Yield Index (the “HY Index”) returning 0.53% during the period.  Similarly, the shorter-duration Bloomberg US Govt/Credit 1-5 Year Total Return USD Index (the “1-5 Year TR Index”) insulated itself from losses, returning 0.21% during the quarter.

The Fund’s relative success during the third calendar quarter was attributable to idiosyncratic security performance and our short duration focus.  As always, we welcome outreach and would love the opportunity to discuss our newest positions with you.

Despite the heat this market has faced, we remain excited about the abundant opportunities we see across the fixed income landscape today.  We have no idea where the bottom may lie for risk assets, but we continue to evaluate capital deployment opportunities as objectively as we can, with a focus on ensuring we can remain nimble.  Given our short duration profile, we will continue to recycle the

Intrepid Income Fund

proceeds from maturing and/or called bonds into what we think will be increasingly attractive opportunities.

At the end of the third quarter, the portfolio had a yield-to-worst of 11.03% and a modified duration of 2.1 years.

Thank you for your investment.

Sincerely,

Hunter Hayes	Mark F. Travis, President
Intrepid Income Fund	Intrepid Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Must be preceded or accompanied by a current prospectus.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  Bloomberg U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P.  ICE BofAML U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one-year remaining term to final maturity. The Bloomberg US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch.  These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.  In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

A high-yield bond is a high paying bond with lower credit rating than investment-grade corporate bonds, Treasury bonds and municipal bonds.  Bonds in high yield indices tend to be less liquid and more volatile than U.S. Treasuries.  Corporate bonds come with significant credit risks and, although sometimes secured by collateral, do not have any guarantee of principal repayment. U.S. Treasury Bonds are long-term

Intrepid Income Fund

government debt securities with a maturity of more than 10 years.  They are guaranteed as to the timely payment of principal and interest and are backed by the full faith and credit of the U.S. Government. Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.

Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years. Call is an option contract that gives the holder the right to buy a certain quantity of an underlying security from the writer of the option, at a specified price up to a specified date.

Yield-to-worst is  a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting. It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures.

Free cash flow, or cash flow, represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2023 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2023 through September 30, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2023 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2023 -
	April 1, 2023	September 30, 2023	September 30, 2023
Actual	$1,000.00	$1,034.00	$6.37
Hypothetical (5% return
before expenses)	1,000.00	1,018.80	6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2023 -
	April 1, 2023	September 30, 2023	September 30, 2023
Actual	$1,000.00	$1,034.60	$5.61
Hypothetical (5% return
before expenses)	1,000.00	1,019.55	5.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2023 -
	April 1, 2023	September 30, 2023	September 30, 2023
Actual	$1,000.00	$1,003.30	$6.48
Hypothetical (5% return
before expenses)	1,000.00	1,018.60	6.53

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2023 (Unaudited)

INTREPID SMALL CAP FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2023 -
	April 1, 2023	September 30, 2023	September 30, 2023
Actual	$1,000.00	$1,003.90	$5.73
Hypothetical (5% return
before expenses)	1,000.00	1,019.35	5.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2023 -
	April 1, 2023	September 30, 2023	September 30, 2023
Actual	$1,000.00	$1,044.90	$4.56
Hypothetical (5% return
before expenses)	1,000.00	1,020.61	4.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.89%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2013.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BLOOMBERG COMBINED 1-5Y TR INDEX (60% S&P 500® INDEX, 40% BLOOMBERG U.S. GOV/CREDIT INDEX) – The Bloomberg 1-5 Year U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG COMBINED INDEX (60% S&P 500® INDEX, 40% BLOOMBERG U.S. GOV/CREDIT INDEX) – The Bloomberg Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500® Index and 40% bonds represented by the Bloomberg U.S. Gov/Credit Index. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

S&P 500® INDEX – A capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG U.S. GOV/CREDIT 1-5Y TR INDEX – The Bloomberg 1-5 Year U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG U.S. GOVERNMENT/CREDIT INDEX – A non-securitized component of the U.S. Aggregate Index. The Bloomberg U.S. Government/Credit Index includes Treasuries, Government-Related Issues and USD Corporates. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2023)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(01/03/05)
Intrepid Capital Fund –
Investor Class	12.67%	6.65%	1.77%	3.15%	5.12%
Bloomberg Combined 1-5Y TR
Index (60% S&P 500®
Index, 40% Bloomberg
U.S. Gov/ Credit Index)	13.94%	5.63%	6.76%	7.75%	6.67%
Bloomberg Combined Index
(60% S&P 500® Index,
40% Bloomberg
U.S. Gov/Credit Index)	13.14%	3.96%	6.40%	7.82%	6.90%
S&P 500® Index	21.62%	10.15%	9.92%	11.91%	9.17%
Bloomberg U.S. Gov/
Credit 1-5Y TR Index	2.62%	-1.62%	1.14%	1.10%	2.29%
Bloomberg
U.S. Gov/Credit Index	0.93%	-5.32%	0.41%	1.31%	2.88%
Intrepid Capital Fund –
Institutional Class	12.85%	6.89%	2.00%	3.40%	4.69%

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Small Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2013.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MORNINGSTAR U.S. SMALL CAP TOTAL RETURN INDEX – An index that tracks the performance of U.S. Small-Cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2023)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/03/05)
Intrepid Small Cap Fund –
Investor Class	12.88%	2.27%	1.91%	1.66%	5.88%
Morningstar U.S. Small Cap
Total Return Index	14.22%	9.01%	3.40%	7.06%	7.67%
Intrepid Small Cap Fund –
Institutional Class	13.04%	2.42%	2.11%	1.88%	4.42%

*	Inception date of the Institutional Class was 11/3/09.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2013.  Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010.  Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.  Returns shown include reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BLOOMBERG U.S. GOVERNMENT/CREDIT 1-5Y TR INDEX – Is a broad-based benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG U.S. AGGREGATE BOND INDEX – Is made up of the Bloomberg U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Intrepid Income Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2023)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(07/02/07)
Intrepid Income Fund –
Institutional Class	8.06%	6.74%	5.10%	3.75%	4.13%
Bloomberg U.S. Gov/
Credit 1-5Y TR Index	2.62%	-1.62%	1.14%	1.10%	2.17%
Bloomberg U.S.
Aggregate Bond Index	0.64%	-5.21%	0.10%	1.13%	2.73%

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2023 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$24,837,812
Corporate Bonds	13,728,319
Bank Loans	2,904,183
Short-Term Investment	981,430
Cash*	433,500
Convertible Bonds	57,624
Warrants	23,244
$42,966,112

*  Cash, cash equivalents and other assets less liabilities.

Country Exposure	% of Long-Term Investments
United States	80%
Canada	6%
Luxembourg	3%
Mexico	3%
Switzerland	3%
Ireland	3%
Jersey	2%

Intrepid Small Cap Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2023 (Unaudited)

INTREPID SMALL CAP FUND

Components of Portfolio Holdings
Industrials	$12,612,802
Information Technology	7,060,508
Financials	6,835,476
Consumer Discretionary	6,460,566
Consumer Staples	4,432,281
Real Estate	2,513,977
Short-Term Investment	2,362,526
Mutual Fund ETF	1,929,978
Energy	1,844,806
Communication Services	1,732,912
Cash*	7,654
$47,793,486

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*  Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Small Cap Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2023 (Unaudited) (Continued)

Country Exposure	% of Long-Term Investments
United States	76%
Cayman Islands	7%
Jersey	6%
Mexico	5%
Israel	5%
United Kingdom	1%

See notes to financial statements.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2023 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$293,265,812
Bank Loans	36,435,410
Convertible Bonds	18,168,730
Cash*	7,419,178
Short-Term Investment	2,666,432
Preferred Stock	1,131,000
Warrants	2,205
$359,088,767

*  Cash, cash equivalents and other assets less liabilities.

Country Exposure	% of Long-Term Investments
United States	76%
Canada	7%
Caymen Islands	6%
Ireland	4%
Italy	4%
Luxembourg	3%

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2023

BANK LOANS - 6.76%	Principal Amount	Value

Health Care - 6.76%
Gage Growth Corp. 13.750%, 11/01/2024 (a)	$991,486	$985,834
Shryne Group, Inc. 7.500%, 05/26/2026 (a)	1,001,671	988,349
VCP23, LLC 7.000%, 04/30/2024 (a)	1,000,000	930,000
TOTAL BANK LOANS (Cost $2,971,709)		2,904,183

COMMON STOCKS - 57.82%	Shares

Capital Goods - 5.80%
Acuity Brands, Inc.	6,816	1,160,833
Watsco, Inc.	3,521	1,329,952
		2,490,785

Commercial & Professional Services - 3.50%
Copart, Inc. (b)	34,852	1,501,773

Consumer Durables & Apparel - 2.67%
Garmin Ltd. (c)	10,898	1,146,470

Diversified Financials - 7.28%
Berkshire Hathaway, Inc. - Class B (b)	4,615	1,616,635
Jefferies Financial Group, Inc.	41,253	1,511,097
		3,127,732

Energy - 2.92%
Civitas Resources, Inc.	15,507	1,254,051

Food, Beverage & Tobacco - 3.43%
Becle SAB de CV (c)	617,272	1,474,156

Health Care Equipment & Services - 2.52%
CVS Health Corp.	15,520	1,083,606

Insurance - 4.24%
Markel Group, Inc. (b)	640	942,394
W R Berkley Corp.	13,833	878,257
		1,820,651

Media & Entertainment - 9.12%
Alphabet, Inc. - Class A (b)	10,924	1,429,515
Live Nation Entertainment, Inc. (b)	13,308	1,105,096
Take-Two Interactive Software, Inc. (b)	9,872	1,385,930
		3,920,541

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2023

COMMON STOCKS - 57.82% (continued)	Shares	Value

Real Estate - 3.70%
FRP Holdings, Inc. (b)	29,429	$1,588,283

Retailing - 4.84%
Dollar General Corp.	5,121	541,802
The TJX Companies, Inc.	17,307	1,538,246
		2,080,048

Software & Services - 7.80%
Accenture PLC - Class A (c)	3,453	1,060,451
Dropbox, Inc. - Class A (b)	49,233	1,340,615
WNS Holdings Ltd. (b)(c)	13,857	948,650
		3,349,716
TOTAL COMMON STOCKS (Cost $17,482,673)		24,837,812

CONVERTIBLE BOND - 0.13% (a)	Principal Amount

Financial Services - 0.13%
EZCORP, Inc.
2.875%, 07/01/2024	$56,000	57,624
TOTAL CONVERTIBLE BOND (Cost $57,492)		57,624

CORPORATE BONDS - 31.95% (a)

Broadcasting (except Internet) - 2.17%
DISH DBS Corp.
5.875%, 11/15/2024	1,000,000	932,369

Consumer Discretionary
Distribution & Retail - 3.97%
Foot Locker, Inc.
4.000%, 10/01/2029 (d)	1,000,000	722,305
Valvoline, Inc.
4.250%, 02/15/2030 (d)	1,000,000	983,074
		1,705,379
Consumer Durables & Apparel - 2.73%
Vista Outdoor, Inc.
4.500%, 03/15/2029 (d)	1,400,000	1,172,850

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2023

CORPORATE BONDS - 31.95% (a) (continued)	Principal Amount	Value

Consumer Services - 3.08%
Brinker International, Inc.
8.250%, 07/15/2030 (d)	$500,000	$481,732
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (d)	845,000	843,095
		1,324,827

Energy - 2.27%
CVR Energy, Inc.
5.250%, 02/15/2025 (d)	1,000,000	976,580

Financial Services - 0.15%
Oppenheimer Holdings, Inc.
5.500%, 10/01/2025	66,000	63,784

Food, Beverage & Tobacco - 2.31%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (d)	1,064,000	993,489

Nonstore Retailers - 3.36%
QVC, Inc.
4.850%, 04/01/2024	1,500,000	1,443,238

Pharmaceuticals, Biotechnology & Life Sciences - 6.17%
Celgene Corp.
3.900%, 02/20/2028	23,000	21,299
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (c)	1,005,000	986,220
8.000%, 10/06/2026 (c)	2,000,000	1,642,810
		2,650,329

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities - 3.46%
Atento Luxco 1 SA
8.000%, 02/10/2026 (c)(d)(e)	2,118,000	—
20.000%, 02/17/2025 (c)(d)(e)	407,788	407,788
20.000%, 02/17/2025 (c)(d)(e)	729,400	401,170
20.000%, 03/10/2025 (c)(d)(e)	675,086	675,086
		1,484,044

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2023

CORPORATE BONDS - 31.95% (a) (continued)	Principal Amount	Value

Utilities - 2.28%
IEA Energy Services LLC
6.625%, 08/15/2029 (d)	$1,000,000	$981,430
TOTAL CORPORATE BONDS (Cost $15,237,265)		13,728,319

WARRANTS - 0.05%

Health Care - 0.05%
Atento Warrants 2025
Expiration: 02/16/2025,
Exercise Price: $3.78 (b)(c)(d)(e)	128,400	—
Cansortium Holdings LLC
Expiration: 04/29/2025,
Exercise Price: $1.20 (b)	250,000	15,000
Green Thumb Industries, Inc.
Expiration: 10/15/2026,
Exercise Price: $30.00 (b)	7,328	8,244
TOTAL WARRANTS (Cost $0)		23,244

SHORT-TERM INVESTMENT - 2.28%	Shares

Money Market Fund - 2.28%
STIT - Treasury Portfolio -
Institutional Class, 5.26% (f)	981,430	981,430
TOTAL SHORT-TERM INVESTMENT
(Cost $981,430)		981,430
Total Investments (Cost $36,730,569) - 98.99%		42,532,612
Assets in Excess of Other Liabilities - 1.01%		433,500
TOTAL NET ASSETS - 100.00%		$42,966,112

(a)	The rate listed is a fixed rate.
(b)	Non-income producing security.
(c)	Foreign Issued Security.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2023, the value of these investments was $8,638,599, or 20.11% of total net assets.

(e)
Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of fair valued securities as of September 30, 2023 was $1,484,044, which represented 3.45% of net assets.

(f)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2023

COMMON STOCKS - 87.23%	Shares	Value

Capital Goods - 13.01%
Acuity Brands, Inc.	10,895	$1,855,528
Armstrong World Industries, Inc.	25,300	1,821,600
Park Aerospace Corp.	163,653	2,541,531
		6,218,659

Commercial & Professional Services - 7.78%
Conduent, Inc. (a)	391,528	1,362,517
Franklin Covey Co. (a)	54,928	2,357,510
		3,720,027

Consumer Discretionary Distribution & Retail - 4.40%
Valvoline, Inc.	65,179	2,101,371

Consumer Durables & Apparel - 9.12%
Carter’s, Inc.	20,266	1,401,394
LGI Homes, Inc. (a)	8,095	805,372
Skechers U.S.A., Inc. - Class A (a)	43,972	2,152,429
		4,359,195

Consumer Staples Distribution & Retail - 1.68%
BJ’s Wholesale Club Holdings, Inc. (a)	11,249	802,841

Diversified Financials - 6.90%
Cboe Global Markets, Inc.	9,524	1,487,744
Jefferies Financial Group, Inc.	49,435	1,810,804
		3,298,548

Energy - 3.86%
Civitas Resources, Inc.	22,812	1,844,806

Financial Services - 3.63%
Pagseguro Digital Ltd. - Class A (a)(b)	201,398	1,734,037

Food, Beverage & Tobacco - 7.59%
Becle SAB de CV (b)	1,071,395	2,558,684
Vector Group Ltd.	100,635	1,070,756
		3,629,440

Media & Entertainment - 3.63%
IAC, Inc. (a)	34,390	1,732,912

Real Estate - 5.26%
FRP Holdings, Inc. (a)	46,581	2,513,977

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2023

COMMON STOCKS - 87.23% (continued)	Shares	Value

Software & Services - 12.15%
Dropbox, Inc. - Class A (a)	92,562	$2,520,463
Keywords Studios Plc (b)	32,500	613,440
WNS Holdings Ltd. (a)(b)	39,061	2,674,116
		5,808,019

Technology Hardware & Equipment - 8.22%
Fabrinet (a)(b)	10,710	1,784,500
Silicom Ltd. (a)(b)	82,073	2,142,105
		3,926,605
TOTAL COMMON STOCKS (Cost $35,210,995)		41,690,437

EXCHANGE-TRADED FUND - 4.04%

Diversified Financials - 4.04%
iShares Gold Trust (a)	55,158	1,929,978
TOTAL EXCHANGE-TRADED FUND
(Cost $1,411,681)		1,929,978

REAL ESTATE INVESTMENT TRUST (REIT) - 3.77%

Diversified Financials - 3.77%
Chicago Atlantic Real Estate Finance, Inc.	122,479	1,802,891
TOTAL REIT (Cost $1,856,781)		1,802,891

SHORT-TERM INVESTMENT - 4.94%

Money Market Fund - 4.94%
STIT - Treasury Portfolio -
Institutional Class, 5.25% (c)	2,362,526	2,362,526
TOTAL SHORT-TERM INVESTMENT
(Cost $2,362,526)		2,362,526
Total Investments (Cost $40,841,983) - 99.98%		47,785,832
Other Assets in Excess of Liabilities - 0.02%		7,654
TOTAL NET ASSETS - 100.00%		$47,793,486

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2023

BANK LOANS - 10.15%	Principal Amount	Value

Health Care - 8.76%
Devi Holdings, Inc. 11.750%, 05/08/2024 (a)	$4,916,341	$4,744,269
Gage Growth Corp. 13.750%, 11/01/2024 (a)	6,470,660	6,433,777
Shryne Group, Inc. 7.500%, 05/26/2026 (a)	9,015,041	8,895,141
VCP23, LLC 7.000%, 04/30/2024 (a)	9,000,000	8,370,000
Youth Opportunity Investments, LLC
(SOFR Rate + 7.75%), 09/15/2026 (b)	3,000,000	3,000,000
		31,443,187

Consumer Durables & Apparel - 1.39%
Peloton Interactive, Inc.
(6 Month SOFR USD + 6.5000%), 05/17/2027 (b)	4,974,811	4,992,223
TOTAL BANK LOANS (Cost $37,029,737)		36,435,410

CONVERTIBLE BONDS - 5.06% (a)

Capital Goods - 0.05%
Lightning eMotors, Inc.
7.500%, 05/15/2024 (c)	1,900,000	180,500

Consumer Discretionary Distribution & Retail - 1.93%
PDD Holdings, Inc.
0.000%, 12/01/2025 (d)	7,000,000	6,921,600

Media & Entertainment - 3.08%
WildBrain Ltd.
5.875%, 09/30/2024 (d)	16,250,000	11,066,630
TOTAL CONVERTIBLE BONDS
(Cost $20,181,230)		18,168,730

CORPORATE BONDS - 81.67% (a)

Clothing and Clothing Accessories Stores - 3.12%
Abercrombie & Fitch Management Co.
8.750%, 07/15/2025 (c)	11,000,000	11,195,822

Commercial & Professional Services - 4.08%
Cimpress PLC
7.000%, 06/15/2026 (d)	15,650,000	14,665,771

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2023

CORPORATE BONDS - 81.67% (a) (continued)	Principal Amount	Value

Consumer Discretionary Distribution & Retail - 5.97%
Evergreen Acqco 1 LP
9.750%, 04/26/2028 (c)	$4,721,000	$4,865,581
Foot Locker, Inc.
4.000%, 10/01/2029 (c)	8,300,000	5,995,132
Upbound Group, Inc.
6.375%, 02/15/2029 (c)	2,397,000	2,130,010
Valvoline, Inc.
4.250%, 02/15/2030 (c)	8,605,000	8,459,352
		21,450,075

Consumer Durables & Apparel - 1.85%
Dream Finders Homes, Inc.
8.250%, 08/15/2028 (c)	100,000	100,261
Vista Outdoor, Inc.
4.500%, 03/15/2029 (c)	7,795,000	6,530,261
		6,630,522

Consumer Services - 6.48%
Brinker International, Inc.
5.000%, 10/01/2024 (c)	8,500,000	8,298,087
8.250%, 07/15/2030 (c)	7,580,000	7,303,064
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (c)	7,686,000	7,668,668
		23,269,819

Data Processing, Hosting and Related Services - 2.38%
Conduent Business Services LLC
6.000%, 11/01/2029 (c)	10,000,000	8,550,600

Diversified Financials - 2.31%
AFC Gamma, Inc.
5.750%, 05/01/2027 (c)	10,000,000	8,308,421

Energy - 12.64%
Bristow Group, Inc.
6.875%, 03/01/2028 (c)	9,040,000	8,485,758
CITGO Petroleum Corp.
8.375%, 01/15/2029 (c)	3,000,000	2,996,457

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2023

CORPORATE BONDS - 81.67% (a) (continued)	Principal Amount	Value

Energy - 12.64% (continued)
CVR Energy, Inc.
5.250%, 02/15/2025 (c)	$5,317,000	$5,192,476
Energy Transfer LP
5.875%, 01/15/2024	1,269,000	1,267,271
Kinder Morgan, Inc.
5.625%, 11/15/2023 (c)	7,345,000	7,340,101
Matador Resources Co.
6.875%, 04/15/2028 (c)	100,000	98,282
Shelf Drilling Holdings Ltd.
8.250%, 02/15/2025 (c)(d)	6,075,000	6,197,563
Vantage Drilling International
9.500%, 02/15/2028 (c)(d)	7,210,000	7,102,102
W&T Offshore, Inc.
11.750%, 02/01/2026 (c)	6,496,000	6,705,236
		45,385,246

Financial Services - 7.98%
Enceladus Development Venture III LLC
10.000%, 11/15/2023 (c)	5,000,000	5,000,000
FirstCash, Inc.
5.625%, 01/01/2030 (c)	6,000,000	5,405,206
Fiserv, Inc.
3.800%, 10/01/2023	10,643,000	10,643,000
Rithm Capital Corp.
6.250%, 10/15/2025 (c)	8,000,000	7,599,840
		28,648,046

Food, Beverage & Tobacco - 7.00%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (c)	11,610,000	10,840,606
Vector Group Ltd.
10.500%, 11/01/2026 (c)	7,760,000	7,776,451
5.750%, 02/01/2029 (c)	7,650,000	6,511,373
		25,128,430

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2023

CORPORATE BONDS - 81.67% (a) (continued)	Principal Amount	Value

Health Care Equipment & Services - 0.85%
Prosomnus, Inc.
9.000%, 12/06/2025	$3,391,961	$3,064,636

Materials - 0.64%
Warrior Met Coal, Inc.
7.875%, 12/01/2028 (c)	2,270,000	2,280,506

Media & Entertainment - 0.71%
Skillz, Inc.
10.250%, 12/15/2026 (c)	3,000,000	2,536,176

Merchant Wholesalers, Nondurable Goods - 0.19%
KeHE Distributors LLC
8.625%, 10/15/2026 (c)	679,000	681,704

Mining (except Oil and Gas) - 1.33%
Alliance Resource Operating Partners LP
7.500%, 05/01/2025 (c)	4,772,000	4,775,056

Nonstore Retailers - 3.39%
QVC, Inc.
4.850%, 04/01/2024	12,655,000	12,176,122

Personal and Laundry Services - 2.65%
ANGI Group LLC
3.875%, 08/15/2028 (c)	12,142,000	9,516,041

Pharmaceuticals, Biotechnology & Life Sciences - 3.77%
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (d)	4,515,000	4,430,628
8.000%, 10/06/2026 (d)	11,075,000	9,097,060
		13,527,688

Repair and Maintenance - 2.61%
WASH Multifamily Acquisition, Inc.
5.750%, 04/15/2026 (c)	10,044,000	9,389,834

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2023

CORPORATE BONDS - 81.67% (a) (continued)	Principal Amount	Value

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities - 3.38%
Atento Luxco 1 SA
20.000%, 02/17/2025 (c)(d)(e)	$2,674,402	$2,674,402
20.000%, 02/17/2025 (c)(d)(e)	4,783,640	2,631,002
20.000%, 03/10/2025 (c)(d)(e)	6,815,004	6,815,004
8.000%, 02/10/2026 (c)(d)(e)	13,896,000	—
		12,120,408

Support Activities for Mining - 1.56%
Earthstone Energy Holdings LLC
8.000%, 04/15/2027 (c)	3,139,000	3,215,654
9.875%, 07/15/2031 (c)	2,200,000	2,408,384
		5,624,038

Telecommunication Services -4.83%
Cincinnati Bell Telephone Co. LLC
6.300%, 12/01/2028	5,430,000	4,567,146
Opnet S.P.A.
9.848%, 02/09/2026 (d)	12,000,000	12,766,295
		17,333,441

Utilities - 1.95%
IEA Energy Services, Inc.
6.625%, 08/15/2029 (c)	7,140,000	7,007,410
TOTAL CORPORATE BONDS
(Cost $305,505,373)		293,265,812

PREFERRED STOCK - 0.31%	Shares

Health Care Equipment & Services - 0.31%
ProSomnus, Inc.	1,131	1,131,000
TOTAL PREFERRED STOCK (Cost $1,131,000)		1,131,000

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2023

WARRANTS - 0.00%	Shares	Value

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities - 0.0%
Atento Warrants 2025
Expiration: 02/16/2025,
Exercise Price: $3.78 (e)(g)	1,296,200	$—

Health Care Equipment & Services - 0.00%
ProSomnus, Inc.
Expiration: 04/20/2028,
Exercise Price: $11.50 (g)	33,919	2,205
TOTAL WARRANTS (Cost $0)		2,205

SHORT-TERM INVESTMENT - 0.74%

Money Market Fund - 0.74%
STIT - Treasury Portfolio -
Institutional Class, 5.260% (f)	2,666,432	2,666,432
TOTAL SHORT-TERM INVESTMENT
(Cost $2,666,432)		2,666,432
Total Investments (Cost $366,513,772) - 97.93%		351,669,589
Other Assets in Excess of Liabilities - 2.07%		7,419,178
TOTAL NET ASSETS - 100.00%		$359,088,767

Percentages are stated as a percent of net assets.
(a)	The rate listed is a fixed rate
(b)	Variable rate security. The rate shown is as of September 30, 2023.
(c)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2023, the value of these investments was $220,768,383 or 61.48% of total net assets.

(d)	Foreign Issued Security.
(e)
Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of fair valued securities as of September 30, 2023 was $12,120,408, which represented 3.38% of net assets.

(f)	Rate listed is the 7-day effective yield.
(g)	Non-income producing security.

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2023

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	10/03/23	USD	558,234	CAD	751,207	$5,132
State Street Bank	10/03/23	USD	6,398,206	CAD	8,573,920	85,369
State Street Bank	10/03/23	USD	5,344,071	CAD	7,205,625	38,687
State Street Bank	04/01/24	USD	12,348,129	CAD	16,727,344	(1,204)
State Street Bank	10/02/23	USD	13,475,602	EUR	12,303,924	465,686
State Street Bank	01/02/24	USD	13,120,137	EUR	12,336,475	14,581
						$608,251

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2023

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
ASSETS:
Investments, at value(1)	$42,532,612	$47,785,832	$351,669,589
Income receivable	464,925	89,728	7,329,691
Receivable for fund shares sold	153,925	553	1,737,045
Receivable for investments sold	4,000	—	43,844
Appreciation on forward currency contracts	—	—	608,251
Receivable from investment adviser	1,271	—	—
Other assets	14,054	23,740	29,395
Total assets	43,170,787	47,899,853	361,417,815
LIABILITIES:
Payable for fund shares redeemed	108,708	26,006	1,892,179
Payable for foreign currencies purchased	—	—	18,024
Payable to Investment Adviser	—	1,429	127,680
Payable to Trustees	1,577	1,792	11,504
Payable to Custodian	3,856	1,708	6,245
Distribution payable	15,687	—	136,658
Accrued distribution fees	4,229	8,456	—
Other expenses payable	70,618	66,976	136,758
Total liabilities	204,675	106,367	2,329,048
Total net assets	$42,966,112	$47,793,486	$359,088,767
NET ASSETS CONSIST OF:
Capital stock	$57,233,291	$43,901,695	$392,152,613
Total distributable earnings	(14,267,179)	3,891,791	(33,063,846)
Total net assets	$42,966,112	$47,793,486	$359,088,767
Investor Class
Net assets	$11,732,603	$27,887,244	$—
Shares outstanding	1,100,165	1,850,570	—
Institutional Class
Net assets	$31,233,509	$19,906,242	$359,088,767
Shares outstanding	2,915,132	1,276,119	41,372,658
Total shares outstanding (unlimited
shares of no par value authorized)	4,015,297	3,126,689	41,372,658
Investor Class Net asset value, offering
and redemption price per share(2)	$10.66	$15.07	$—
Institutional Class Net asset value, offering
and redemption price per share(2)	$10.71	$15.60	$8.68
(1) Cost of Investments	$36,730,569	$40,841,983	$366,513,772
(2) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2023

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
INVESTMENT INCOME:
Dividend income	$471,937	$1,060,179	$66,425
Interest income	1,996,830	66,639	31,977,377
Total investment income	2,468,767	1,126,818	32,043,802
Advisory fees (See Note 3)	439,582	534,995	2,355,090
Administration fees	76,764	81,703	284,536
Fund accounting fees	68,593	64,999	111,593
Shareholder servicing fees and expenses	57,500	64,125	129,087
Legal fees	40,775	37,220	36,929
Audit fees	36,983	38,775	48,473
Federal and state registration	35,417	37,551	40,459
Trustees fees and expenses	21,873	27,550	149,639
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	20,149	74,495	—
Custody fees	15,048	10,694	25,968
Miscellaneous	6,998	7,262	21,309
Reports to shareholders	4,405	5,878	19,559
Insurance	1,856	2,414	11,876
Interest fees	320	—	5,096
Total expenses before Adviser waiver	826,263	987,661	3,239,614
Expenses waived by Adviser (See Note 3)	(310,874)	(329,720)	(429,910)
Total net expenses	515,389	657,941	2,809,704
Net investment income	1,953,378	468,877	29,234,098
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	120,068	1,671,635	(9,922,578)
Forward currency contracts	—	—	(350,613)
Net change in unrealized appreciation on:
Investments and foreign currency translation	3,303,520	4,725,453	5,558,523
Forward currency contracts	—	—	122,423
Net realized and unrealized gain (loss)	3,423,588	6,397,088	(4,592,245)
Net increase in net assets
resulting from operations	$5,376,966	$6,865,965	$24,641,853

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
OPERATIONS:
Net investment income	$1,953,378	$1,179,544
Net realized gain on investments
and foreign currency translation	120,068	3,552,127
Net change in unrealized
appreciation (depreciation)	3,303,520	(11,339,181)
Net increase (decrease) in assets
resulting from operations	5,376,966	(6,607,510)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	(555,689)	(396,956)
Net dividends and distributions
to shareholders - Institutional Class	(1,347,715)	(778,906)
Total dividends and distributions	(1,903,404)	(1,175,862)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	240,414	262,827
Proceeds from shares sold - Institutional Class	5,570,088	2,349,529
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	519,669	372,130
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	1,307,988	739,073
Cost of shares redeemed - Investor Class(1)	(4,403,811)	(3,526,981)
Cost of shares redeemed - Institutional Class(2)	(7,068,706)	(4,167,595)
Net decrease in net assets
from capital share transactions	(3,834,358)	(3,971,017)

TOTAL DECREASE IN NET ASSETS	(360,796)	(11,754,389)

NET ASSETS:
Beginning of Year	43,326,908	55,081,297
End of Year	$42,966,112	$43,326,908

(1)	Net of redemption fees of $0 and $0, respectively.
(2)	Net of redemption fees of $0 and $1,369, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
OPERATIONS:
Net investment income gain (loss)	$468,877	$(22,011)
Net realized gain on investments
and foreign currency translation	1,671,635	597,644
Net change in unrealized
appreciation (depreciation)	4,725,453	(17,373,220)
Net increase (decrease) in assets
resulting from operations	6,865,965	(16,797,587)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	377,289	1,529,282
Proceeds from shares sold - Institutional Class	484,685	1,476,712
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	—	—
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	—	—
Cost of shares redeemed - Investor Class(1)	(6,093,346)	(5,541,363)
Cost of shares redeemed - Institutional Class(2)	(7,032,844)	(6,003,444)
Net decrease in net assets
from capital share transactions	(12,264,216)	(8,538,813)

TOTAL INCREASE IN NET ASSETS	(5,398,251)	(25,336,400)

NET ASSETS:
Beginning of Year	53,191,737	78,528,137
End of Year	$47,793,486	$53,191,737

(1)	Net of redemption fees of $0 and $200, respectively.
(2)	Net of redemption fees of $0 and $0, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
OPERATIONS:
Net investment income	$29,234,098	$20,023,004
Net realized gain on investments
and foreign currency translation	(10,273,191)	(7,538,128)
Net change in unrealized
appreciation (depreciation)	5,680,946	(25,195,341)
Net increase (decrease) in assets
resulting from operations	24,641,853	(12,710,465)

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(29,246,444)	(19,979,452)
Total dividends and distributions	(29,246,444)	(19,979,452)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	163,037,364	241,036,090
Proceeds from shares issued to holders
in reinvestment of dividends	27,315,201	18,528,930
Cost of shares redeemed(1)	(103,613,529)	(215,132,841)
Net increase in net assets
from capital share transactions	86,739,036	44,432,179

TOTAL INCREASE IN NET ASSETS	82,134,445	11,742,262

NET ASSETS:
Beginning of Year	276,954,322	265,212,060
End of Year	$359,088,767	$276,954,322

(1)	Net of redemption fees of $10,534 and $37,966, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended September 30,
	2023	2022	2021	2020	2019
NET ASSET VALUE:
Beginning of year	$9.88	$11.69	$9.58	$10.28	$11.64

OPERATIONS:
Net investment income(1)(2)	0.46	0.25	0.16	0.11	0.24
Net realized and unrealized gain (loss)
on investment securities	0.78	(1.80)	2.16	(0.31)	(1.21)
Total from operations(3)	1.24	(1.55)	2.32	(0.20)	(0.97)

LESS DISTRIBUTIONS:
From net investment income	(0.46)	(0.24)	(0.16)	(0.50)	(0.20)
From return of capital	—	(0.02)	(0.05)	—	—
From net realized gains	—	—	—	—	(0.19)
Total distributions	(0.46)	(0.26)	(0.21)	(0.50)	(0.39)

NET ASSET VALUE:
End of year	$10.66	$9.88	$11.69	$9.58	$10.28
Total return	12.67%	-13.39%	24.30%	-1.88%	-8.26%
Net assets at end of year
(000s omitted)	$11,733	$14,244	$19,764	$20,038	$34,291

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.98%	1.92%	1.82%	1.69%	1.53%
After expense
reimbursement/recoupment	1.28%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	3.62%	1.65%	1.04%	0.91%	1.43%
After expense
reimbursement/recoupment	4.32%	2.17%	1.46%	1.20%	1.56%
Portfolio turnover rate	57%	36%	17%	60%	54%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the year ended September 30, 2019.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2023, 2022, 2021, and 2020.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2023, 2022, 2021, 2020, and 2019.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended September 30,
	2023	2022	2021	2020	2019
NET ASSET VALUE:
Beginning of year	$9.92	$11.72	$9.59	$10.29	$11.65

OPERATIONS:
Net investment income(1)(2)	0.48	0.27	0.19	0.14	0.22
Net realized and unrealized gain (loss)
on investment securities	0.79	(1.80)	2.17	(0.32)	(1.16)
Total from operations(3)	1.27	(1.53)	2.36	(0.18)	(0.94)

LESS DISTRIBUTIONS:
From net investment income	(0.48)	(0.24)	(0.16)	(0.52)	(0.23)
From return of capital	—	(0.03)	(0.07)	—	—
From net realized gains	—	—	—	—	(0.19)
Total distributions	(0.48)	(0.27)	(0.23)	(0.52)	(0.42)

NET ASSET VALUE:
End of year	$10.71	$9.92	$11.72	$9.59	$10.29
Total return	12.85%	-13.23%	24.72%	-1.67%	-8.07%
Net assets at end of year
(000s omitted)	$31,234	$29,083	$35,318	$44,189	$84,874

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.84%	1.67%	1.57%	1.44%	1.28%
After expense
reimbursement/recoupment	1.13%	1.15%	1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	3.79%	1.91%	1.29%	1.17%	1.71%
After expense
reimbursement/recoupment	4.50%	2.43%	1.71%	1.46%	1.84%
Portfolio turnover rate	57%	36%	17%	60%	54%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the year ended September 30, 2019.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2023, 2022, 2021, and 2020.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2023, 2022, 2021, 2020, and 2019.

See notes to financial statements.

Intrepid Small Cap Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended September 30,
	2023	2022	2021		2020	2019
NET ASSET VALUE:
Beginning of year	$13.35	$17.51	$14.09		$13.56	$13.89

OPERATIONS:
Net investment income(1)	0.12	(0.02)	(0.18)		(0.07)	0.08
Net realized and unrealized gain (loss)
on investment securities	1.60	(4.14)	3.60		0.71	(0.34)
Total from operations(2)	1.72	(4.16)	3.42		0.64	(0.26)

LESS DISTRIBUTIONS:
From net investment income	—	—	—		(0.11)	(0.07)
From net realized gains	—	—	—		—	—
Total distributions	—	—	—		(0.11)	(0.07)

NET ASSET VALUE:
End of year	$15.07	$13.35	$17.51		$14.09	$13.56
Total return	12.88%	-23.76%	24.27%		4.72%	-1.85%
Net assets at end of year
(000s omitted)	$27,887	$29,850	$43,458		$38,376	$51,076

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.96%	1.77%	1.73%		1.73%	1.55%
After expense
reimbursement/recoupment	1.30%	1.30%	1.31	%(3)	1.40%	1.38%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	0.15%	(0.57)%	(1.44)%		(0.87)%	0.41%
After expense
reimbursement/recoupment	0.81%	(0.10)%	(1.04)%		(0.54)%	0.58%
Portfolio turnover rate	40%	66%	81%		105%	59%

(1)	Net investment income (loss) per share is calculated using the average shares outstanding method for the years ended September 30, 2023, 2022, 2021, 2020, and 2019.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2023, 2022, 2021, 2020, and 2019.
(3)	Expense waiver of 1.30% was implemented on January 22, 2021.

See notes to financial statements.

Intrepid Small Cap Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended September 30,
	2023	2022	2021	2020	2019
NET ASSET VALUE:
Beginning of year	$13.79	$18.07	$14.52	$13.94	$14.25

OPERATIONS:
Net investment income gain (loss)(1)	0.15	0.01	(0.16)	(0.04)	0.11
Net realized and unrealized gain (loss)
on investment securities	1.66	(4.29)	3.71	0.74	(0.34)
Total from operations(2)	1.81	(4.28)	3.55	0.70	(0.23)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.12)	(0.08)
From net realized gains	—	—	—	—	—
Total distributions	—	—	—	(0.12)	(0.08)

NET ASSET VALUE:
End of year	$15.60	$13.79	$18.07	$14.52	$13.94
Total return	13.04%	-23.63%	24.45%	5.02%	-1.61%
Net assets at end of year
(000s omitted)	$19,906	$23,342	$35,070	$19,879	$30,516

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.70%	1.51%	1.51%	1.48%	1.32%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	0.39%	(0.32)%	(1.23)%	(0.60)%	0.64%
After expense
reimbursement/recoupment	0.94%	0.05%	(0.87)%	(0.27)%	0.81%
Portfolio turnover rate	40%	66%	81%	105%	59%

(1)	Net investment income (loss) per share is calculated using the average shares outstanding method for each of the years ended September 30, 2023, 2022, 2021, 2020, and 2019.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the five years ended September 30, 2023, 2022, 2021, 2020, and 2019.

See notes to financial statements.

Intrepid Income Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended September 30,
	2023	2022	2021	2020	2019
NET ASSET VALUE:
Beginning of year	$8.80	$9.78	$8.93	$9.17	$9.21

OPERATIONS:
Net investment income(1)(2)	0.83	0.64	0.61	0.47	0.32
Net realized and unrealized gain (loss)
on investment securities	(0.14)	(0.97)	0.84	(0.27)	(0.04)
Total from operations(3)	0.68	(0.33)	1.45	0.20	0.28

LESS DISTRIBUTIONS:
From net investment income	(0.81)	(0.65)	(0.60)	(0.44)	(0.32)
From net realized gains	—	—	—	—	—
Total distributions	(0.81)	(0.65)	(0.60)	(0.44)	(0.32)

NET ASSET VALUE:
End of year	$8.68	$8.80	$9.78	$8.93	$9.17
Total return	8.06%	-3.59%	16.62%	2.27%	3.07%
Net assets at end of year
(000s omitted)	$359,089	$276,954	$265,212	$95,196	$58,672

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.03%	0.98%	1.04%	1.17%	1.09%
After expense
reimbursement/recoupment	0.90%	0.91%	0.91%	0.91%	0.90%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	9.18%	6.68%	6.25%	4.99%	3.13%
After expense
reimbursement/recoupment	9.31%	6.75%	6.38%	5.25%	3.32%
Portfolio turnover rate	112%	146%	94%	144%	104%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the year ended September 30, 2019.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2023, 2022, 2021, and 2020.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the years ended September 30, 2023, 2022, 2021, 2020, and 2019.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1.    ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2023, the Trust consisted of three series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, and Intrepid Income Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Small Cap Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Small Cap Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010.  Effective as of June 6, 2022, the Intrepid Endurance Fund changed its name to the Intrepid Small Cap Fund.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by Intrepid Capital Management, Inc. (the “Adviser”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder.  The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

• Level 1 -	Quoted prices in active markets for identical securities.

• Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

• Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest mean quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest mean quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest mean quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.  Warrants for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Board. These securities will generally be classified as Level 2 securities. If the warrant is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of September 30, 2023, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Bank Loans*	$—	$2,904,183	$—	$2,904,183
Total Common Stocks*	24,837,812	—	—	24,837,812
Total Convertible Bond*	—	57,624	—	57,624
Total Corporate Bonds*
Broadcasting (except Internet)	—	932,369	—	932,369
Consumer Discretionary
Distribution & Retail	—	1,705,379	—	1,705,379
Consumer Durables
& Apparel	—	1,172,850	—	1,172,850
Consumer Services	—	1,324,827	—	1,324,827
Energy	—	976,580	—	976,580
Financial Services	—	63,784	—	63,784
Food, Beverage & Tobacco	—	993,489	—	993,489
Nonstore Retailers	—	1,443,238	—	1,443,238
Pharmaceutical,
Biotechnology, &
Life Sciences	—	2,650,329	—	2,650,329
Securities, Commodity
Contracts, and Other
Financial Investments
and Related Activities	—	—	1,484,044	1,484,044
Utilities	—	981,430	—	981,430
Total Corporate Bonds	—	12,244,275	1,484,044	13,728,319
Total Warrants*
Health Care	—	23,244	—	23,244
Total Warrants	—	23,244	—	23,244
Money Market Fund*	981,430	—	—	981,430
Total Assets	$25,819,242	$15,229,326	$1,484,044	$42,532,612

* For further information regarding security characteristics, please see the Schedule of Investments.

Intrepid Small Cap Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$41,690,437	$—	$—	$41,690,437
Total Exchange-Traded Fund*	1,929,978	—	—	1,929,978
Total Real Estate
Investment Trust (REIT)*	1,802,891	—	—	1,802,891
Money Market Fund*	2,362,526	—	—	2,362,526
Total Assets	$47,785,832	$—	$—	$47,785,832

* For further information regarding security characteristics, please see the Schedule of Investments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Bank Loans*	$—	$36,435,410	$—	$36,435,410
Total Convertible Bonds*	—	18,168,730	—	18,168,730
Total Corporate Bonds*
Clothing and Clothing
Accessories Stores	—	11,195,822	—	11,195,822
Commercial &
Professional Services	—	14,665,771	—	14,665,771
Consumer Discretionary
Distribution & Retail	—	21,450,075	—	21,450,075
Consumer Durables
& Apparel	—	6,630,522	—	6,630,522
Consumer Services	—	23,269,819	—	23,269,819
Data Precessing, Hosting,
and Related Services	—	8,550,600	—	8,550,600
Diversified Financials	—	8,308,421	—	8,308,421
Energy	—	45,385,246	—	45,385,246
Financial Services	—	28,648,046	—	28,648,046
Food, Beverage & Tobacco	—	25,128,430	—	25,128,430
Health Care Equipment
& Services	—	3,064,636	—	3,064,636
Materials	—	2,280,506	—	2,280,506
Media & Entertainment	—	2,536,176	—	2,536,176
Merchant Wholesales,
Nondurable Goods	—	681,704	—	681,704
Mining (except
Oil and Gas)	—	4,775,056	—	4,775,056
Nonstore Retailers	—	12,176,122	—	12,176,122
Personal and
Laundry Services	—	9,516,041	—	9,516,041
Pharmaceuticals,
Biotechnology &
Life Sciences	—	13,527,688	—	13,527,688
Repair and Maintenance	—	9,389,834	—	9,389,834
Securities, Commodity
Contracts, and Other
Financial Investments
and Related Activities	—	—	12,120,408	12,120,408

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

Intrepid Income Fund (continued)

Description	Level 1	Level 2	Level 3	Total
Support Activities
for Mining	$—	$5,624,038	$—	$5,624,038
Telecommunication
Services	—	17,333,441	—	17,333,441
Utilities	—	7,007,410	—	7,007,410
Total Corporate Bonds	—	281,145,404	12,120,408	293,265,812
Total Preferred Stock*	—	1,131,000	—	1,131,000
Warrants*	2,205	—	—	2,205
Money Market Fund*	2,666,432	—	—	2,666,432
Unrealized Appreciation on
Forward Currency Contracts	—	608,251	—	608,251
Total Assets	$2,668,637	$337,488,795	$12,120,408	$352,277,840

* For further information regarding security characteristics, please see the Schedule of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period.

Intrepid Capital Fund

	Bank Loans
	and Warrants	Corporate Bonds
Beginning Balance - October 1, 2022	$1,946,013	$—
Purchases	1,671	1,504,137
Sales	—	—
Realized gains	—	—
Realized losses	—	—
Change in unrealized appreciation	(6,091)	(632,831)
Net Transfers Into Level 3	—	612,738
Net Transfers Out of Level 3	(1,941,593)	—
Ending Balance - September 30, 2023	$—	$1,484,044

Intrepid Income Fund

	Bank Loans
	and Warrants	Corporate Bonds
Beginning Balance - October 1, 2022	$24,614,250	$—
Purchases	15,041	11,104,193
Sales	(2,733,659)	—
Realized gains	16,140	—
Realized losses	—	—
Change in unrealized appreciation	97,638	(4,740,021)
Net Transfers Into Level 3	—	5,756,236
Net Transfers Out of Level 3	(22,009,410)	—
Ending Balance - September 30, 2023	$—	$12,120,408

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

As of September 30, 2023, the change in unrealized appreciation on the positions still held in the Intrepid Capital Fund was $(632,831), and was $(4,749,351) for the Intrepid Income Fund.

The transfer out of Level 3 into Level 2 in the Intrepid Capital Fund and the Intrepid Income Fund were due to the Funds’ pricing agent providing a value for a bank loan that was previously being fair valued in accordance with procedures approved by the Board of Trustees.  The transfer into Level 3 out of Level 2 in the Intrepid Capital Fund and Intrepid Income Fund were due to the Fund’s pricing agent not providing a value for securities that they were previously able to provide.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3.

	Type of		Fair Value at	Valuation	Unobservable
Fund	Security	Industry	9/30/2023	Techniques	Inputs	Range
Intrepid	Corporate	Securities,	1,484,044	Market	EBITDA	3X
Capital Fund	Bond	Commodity Contracts,		Approach	Multiple
		and Other Financial
		Investments and			Discount	0-45%
		Related Activities			Applied to
					Restructuring

Intrepid	Warrant	Securities,	0	Market	EBITDA	3X
Capital Fund		Commodity Contracts,		Approach	Multiple
		and Other Financial
		Investments and			Discount	100%
		Related Activities			Applied to
					Restructuring

Intrepid	Corporate	Securities, Commodity	12,120,408	Market	EBITDA	3X
Income Fund	Bond	Contracts, and Other		Approach	Multiple
		Financial Investments
		and Related Activities			Discount	0-45%
					Applied to
					Restructuring

Intrepid	Warrant	Securities, Commodity	0	Market	EBITDA	3X
Income Fund		Contracts, and Other		Approach	Multiple
		Financial Investments
		and Related Activities			Discount	100%
					Applied to
					Restructuring

The significant unobservable inputs used in the fair value measurement of the corporate bonds and/or warrants in the Intrepid Capital Fund and Intrepid Income Fund were an EBITDA multiple and discounts applied due to the restructuring of the underlying investment. Significant increases (decreases) in the EBITDA multiple in

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

isolation would have resulted in a higher (lower) fair value measurement and significant increases (decreases) in the discount applied due to restructuring input in isolation would have resulted in a lower (higher) fair value measurement.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk  and exchange rate risk, and to gain exposure to underlying securities. During the period ended September 30, 2023, the Intrepid Income Fund held derivative instruments.

Forward Currency Contracts

The Intrepid Income Fund used forward currency contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Fund, but does expose the Fund to counterparty credit risk. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled.

Effect of Forward Currency Contracts on the Statement of Operations for the Period Ended September 30, 2023

	Change in unrealized	Realized loss
	appreciation on	on forward
	forward currency contracts	currency contracts
Intrepid Income Fund	$122,423	$(350,613)

The average monthly notional amounts of forward currency contracts during the period ended September 30, 2023 were as follows:

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
Long Positions
Forward currency contracts	$ —	$ —	$ 31,578

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
Short Positions
Forward currency contracts	$ —	$ —	$19,231,160

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

At September 30, 2023, Intrepid Capital Management Funds Trust is invested in derivative contracts in the Income Fund, which is reflected in the Statements of Assets and Liabilities, as follows:

			Derivative Assets		Derivative Liability
			Statement of		Statement of
		Derivative	Assets and	Fair Value	Assets and	Fair Value
Fund	Risk	Type	Liabilities Location	Amount	Liabilities Location	Amount
Intrepid	Currency	Forward	Unrealized		Unrealized
Income		foreign	appreciation on		depreciation on
Fund		currency	foreign forward		foreign forward
		exchange	currency contracts	$608,251	currency contracts	$ —
				$608,251		$ —

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

As of September 30, 2023, the gross amount of derivative assets for the Intrepid Income Fund was $609,455 of which $1,204 was offset on the Statement of Assets and Liabilities resulting in $608,251 presented as net derivative assets on the Statement of Assets and Liabilities.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid at least monthly or quarterly, for Intrepid Income Fund and Intrepid Capital Fund, respectively and annually for Intrepid Small Cap Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of September 30, 2023 through the date the financial statements were issued.

Israel-Hamas Conflict Risk

The U.S.-designated terrorist group Hamas attacked Israel on October 7, 2023, resulting in an ensuing war in the region. Current hostilities and the potential for future hostilities may diminish the value, or cause significant volatility in the share price, of companies based in or having significant operations in Israel. The Israeli securities market may be closed for extended periods of time or trading on the Israeli securities market may be suspended altogether. How long the armed conflict and related events will last cannot be predicted.

3.    INVESTMENT ADVISER

The Trust has entered into investment advisory agreements (collectively, “Agreement”) with the Adviser, with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Small Cap Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that operating expenses did not exceed 1.15%. The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. For the Intrepid Small Cap Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that the operating expenses did not exceed 1.05% of the Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 1.15% of the average daily net assets for the Institutional Class shares.  The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) are excluded from the calculation. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the month such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	2024	2025	2026
Intrepid Capital Fund	$245,687	$261,924	$310,874
Intrepid Small Cap Fund	307,461	281,135	329,720
Intrepid Income Fund	190,174	243,006	429,910

4.    DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Small Cap Fund.

Quasar Distributors, LLC serves as distributor to the Funds.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

5.     INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended September 30, 2023 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$23,712,357	$23,098,044	$—	$—
Intrepid Small Cap Fund	19,141,954	26,162,631	—	—
Intrepid Income Fund	376,416,993	292,321,092	—	—

6.     CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Shares sold	22,496	23,195
Shares issued to holders in
reinvestment of dividends	49,018	34,404
Shares redeemed	(412,620)	(306,830)
Net decrease in shares	(341,106)	(249,231)
Shares outstanding:
Beginning of year	1,441,271	1,690,502
End of year	1,100,165	1,441,271

Intrepid Capital Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Shares sold	523,308	209,880
Shares issued to holders in
reinvestment of dividends	122,735	68,900
Shares redeemed	(661,705)	(362,600)
Net decrease in shares	(15,662)	(83,820)
Shares outstanding:
Beginning of year	2,930,793	3,014,613
End of year	2,915,132	2,930,793

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

Intrepid Small Cap Fund – Investor Class
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Shares sold	24,994	94,229
Shares issued in
connection with merger	—	—
Shares redeemed	(411,061)	(340,119)
Net decrease in shares	(386,067)	(245,890)
Shares outstanding:
Beginning of year	2,236,638	2,482,528
End of year	1,850,570	2,236,638

Intrepid Small Cap Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Shares sold	30,832	91,295
Shares redeemed	(446,797)	(340,337)
Net (decrease) in shares	(415,965)	(249,042)
Shares outstanding:
Beginning of year	1,692,084	1,941,126
End of year	1,276,119	1,692,084

Intrepid Income Fund
	Year Ended	Year Ended
	September 30, 2023	September 30, 2022
Shares sold	18,525,581	25,317,061
Shares issued to holders in
reinvestment of dividends	3,126,171	1,977,974
Shares redeemed	(11,757,727)	(22,929,052)
Net increase in shares	9,894,025	4,365,983
Shares outstanding:
Beginning of year	31,478,633	27,112,650
End of year	41,372,658	31,478,633

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

7.    FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2023 and 2022 are as follows:

	September 30, 2023			September 30, 2022
		Return	Long-Term		Return	Long-Term
	Ordinary	of	Capital	Ordinary	of	Capital
	Income	Capital	Gains	Income	Capital	Gains
Intrepid
Capital
Fund	$1,903,404	—	$—	$1,069,075	$106,787	$—
Intrepid
Small Cap
Fund	—	—	—	—	—	—
Intrepid
Income
Fund	29,246,444	—	—	19,979,452	—	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2023, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Losses)	Gains (Losses)	Capital
Intrepid Capital Fund	$(24,299)	$24,941	$(642)
Intrepid Small Cap Fund	(1,531)	1,531	—
Intrepid Income Fund	7,591	(7,591)	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of investment losses and currency adjustments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

As of September 30, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Small Cap Fund
Cost of investments	$36,975,635	$41,278,396
Unrealized appreciation	7,879,570	9,924,420
Unrealized depreciation	(2,322,593)	(3,416,984)
Net unrealized appreciation	5,556,977	6,507,436
Undistributed ordinary income	25,675	420,444
Undistributed long-term capital gain	—	—
Distributable income	25,675	420,444
Other accumulated loss	(19,849,831)	(3,036,089)
Total accumulated gain (loss)	$(14,267,179)	$3,891,791

Intrepid
Income Fund
Cost of investments	$368,652,637
Unrealized appreciation	4,522,830
Unrealized depreciation	(21,505,878)
Net unrealized depreciation	(16,983,048)
Undistributed ordinary income	211,291
Undistributed long-term capital gain	—
Distributable income	211,291
Other accumulated loss	(16,292,089)
Total accumulated loss	$(33,063,846)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2023, the Intrepid Capital Fund has short-term tax basis capital losses of $15,647,488 and long-term tax basis capital losses of $4,199,344 which may be carried forward to offset future capital gains. To the extent that the Intrepid Capital Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

During the 2023 fiscal year, Intrepid Capital Fund utilized $91,258 of long-term capital loss carryover and $74,028 of short-term capital loss carryover.

At September 30, 2023, the Intrepid Small Cap Fund has long-term tax basis capital losses of $745,367 and short-term unlimited tax basis capital losses of $2,131,339, and short-term limited tax basis capital losses of $159,383 which may be carried forward to offset future capital gains. To the extent that the Intrepid Small Cap Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2023

During the 2023 fiscal year, Intrepid Small Cap Fund utilized $2,666,519 of short-term capital loss carryover.

At September 30, 2023, the Intrepid Income Fund had short-term tax basis capital losses of $12,868,318 and long-term tax basis capital losses of $3,405,738 which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2023, or for any other tax years which are open for exam. As of September 30, 2023, the Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid Income Fund’s open tax years include the tax years ended September 30, 2020 through 2023. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2023.

8.    LINE OF CREDIT

The Intrepid Capital Management Funds Trust has a $50,000,000 unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The average interest rate as of September 30, 2023 was 8.25%. During the period ended September 30, 2023, the Intrepid Capital Fund’s maximum borrowing was $275,000 and average borrowing was $3,964, while the Intrepid Income Fund’s maximum borrowing was $6,843,000 and average borrowing was $67,404. The Intrepid Small Cap Fund did not use the line. There were no loans outstanding as of the year ended September 30, 2023.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the shareholders and the Board of Trustees of
Intrepid Capital Management Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Intrepid Capital Management Funds Trust, comprising the Intrepid Capital Fund, Intrepid Small Cap Fund, and Intrepid Income Fund (the “Funds”), including the schedules of investments, as of September 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Intrepid Capital Management Funds Trust as of September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (continued)

disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian agent banks, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
November 28, 2023

We have served as the Fund’s auditor of one or more Intrepid Capital Management Funds Trust investment companies since 2004.

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2023 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

Number of
		Term of		Portfolios
		Office	Principal	in Fund
	Position(s)	and	Occupation(s)	Complex	Other
Name, Address	Held with	Length	During Past	Overseen	Directorships
and Age	the Fund	of Service	Five Years	by Trustee	Held by Trustee
Independent Trustees(1)
Peter R. Osterman, Jr.	Trustee	Indefinite	Retired, former Senior	Three	None
c/o Intrepid Capital		Term;	Vice President and
Management		Since	Chief Financial
Funds Trust		November	Officer, HosePower
1400 Marsh Landing		2004	U.S.A. (an industrial
Pkwy., Suite 106			tool distributor)
Jacksonville			(October 2010-
Beach, FL 32250			March 2016), Chief
Age: 74			Financial Officer, JAX
Refrigeration, Inc. (a
commercial refrigeration
construction company)
(April 2016- June 2017),
Chief Financial Officer,
Standard Precast, Inc.
(an industrial concrete
casting company)
(June 2017-
October 2017).

Ed Vandergriff, CPA	Trustee	Indefinite	President,	Three	None
c/o Intrepid Capital		Term; Since	Development
Management		November	Catalysts (a real
Funds Trust		2004	estate finance
1400 Marsh Landing			and development
Pkwy., Suite 106			company)
Jacksonville			(2000-present).
Beach, FL 32250
Age: 73

John J. Broaddus	Trustee	Indefinite	Retired (March	Three	Trustee,
c/o Intrepid Capital		Term;	2020 to present);		Intrepid Capital
Management		Since	President & CEO,		Management
Funds Trust		March	Sunnyside		Funds Trust
1400 Marsh Landing		2020	Communities		(March 2019-
Pkwy., Suite 106			(a retirement		October 2019)
Jacksonville			community)		(5 portfolios)
Beach, FL 32250			(2008-2020).
Age: 73

(1)	“Independent” trustees are trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Trust.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2023 (Unaudited)

Number of
		Term of		Portfolios
		Office	Principal	in Fund
	Position(s)	and	Occupation(s)	Complex	Other
Name, Address	Held with	Length	During Past	Overseen	Directorships
and Age	the Fund	of Service	Five Years	by Trustee	Held by Trustee
Officer
Timothy A. Page	Treasurer	Indefinite	President Chief	N/A	N/A
c/o Intrepid Capital	and	Term;	Financial Officer,
Management	Secretary	Since	Intrepid Capital
Funds Trust		April	Management, Inc.
1400 Marsh Landing		2023	(April 2023-Present),
Pkwy., Suite 106			Vice President &
Jacksonville			Controller, Genesis
Beach, FL 32250			Health, (July 2022-
Age: 40			March 2023), Vice
President & Controller,
RS&H, Inc. (December
2016-June 2022)

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2023 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund and Intrepid Small Cap Fund and Intrepid Income Fund designated $0, $0 and $0, respectively, of total distributions paid during the fiscal year ended September 30, 2023 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund designated 23.34%, 0% and 0.03%, respectively, of their ordinary income distributions for the year ended September 30, 2023 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2023, 20.19%, 0% and 0.03% of Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund designated 20.19%, 0% and 0.03%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund designated 0%, 0% and 0%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  Once filed, the Funds’ Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1.866.996.3863.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

PRIVACY POLICY

Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
John J. Broaddus

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

INTRPANNUAL-0923

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
( a ) Audit Fees	$126,720	$115,200
( b ) Audit-Related Fees
( c ) Tax Fees	$15,660	$14,910
( d ) All Other Fees

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	$15,660	$14,910
Registrant’s Investment Adviser	$10,080	$46,240

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

In accordance with Rule 30a-3 under the 1940 Act, prior to the filing date of this report on Form N-CSR, Management, with the participation of the principal executive officer and principal financial officer, evaluated the effectiveness of the disclosure controls and procedures of the Registrant. Management, the Registrant’s investment adviser and the Registrant’s auditors determined the Registrant’s control designed to only allow authorized wires from being transmitted did not operate effectively and constituted a material weakness in internal controls over financial reporting. Management has remediated the material weakness identified above, and has ensured that personnel are properly trained as it relates to the proper operation of the control. Further, management has monitored the control that failed and notes that the control has operated effectively since the incident that led to the material weakness. The material weakness did not result in any material misstatements of the Fund’s annual financial statement for the period ended September 30, 2023.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

b)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

c)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    December 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    December 5, 2023

By (Signature and Title)*    /s/Timothy A. Page
Timothy A. Page, Treasurer

Date    December 5, 2023

* Print the name and title of each signing officer under his or her signature.